                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      21
             NOTES TO FINANCIAL STATEMENTS      26

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      29
    TRUST OFFICERS AND IMPORTANT ADDRESSES      30
              RESULTS OF SHAREHOLDER VOTES      31

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience.
Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 -- June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 -- June 30, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

---------------------------------------------------------------------
NYSE Ticker Symbol                                                VIN
---------------------------------------------------------------------
Six-month total return based on market price(1)                21.02%
---------------------------------------------------------------------
Six-month total return based on NAV(2)                          2.38%
---------------------------------------------------------------------
Distribution rate as a % of closing common stock price(3)       9.14%
---------------------------------------------------------------------
Net asset value                                                 $7.12
---------------------------------------------------------------------
Closing common stock price                                    $6.5625
---------------------------------------------------------------------
Six-month high common stock price (06/29/00)                  $6.6250
---------------------------------------------------------------------
Six-month low common stock price (03/15/00)                   $5.6250
---------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of June 30, 2000
- AAA/Aaa............  48.7%
- AA/Aa..............   0.5%
- BBB/Baa............   0.9%
- BB/Ba..............   7.7%
- B/B................  37.2%
- CCC/Caa............   2.4%
- CC/Ca..............   0.6%
- Non-Rated..........   1.7%
- Other..............   0.3%

                                     [PIE CHART]
As of December 31, 1999
- AAA/Aaa............  45.7%
- AA/Aa..............   0.5%
- BBB/Baa............   1.1%
- BB/Ba..............   9.1%
- B/B................  35.1%
- CCC/Caa............   3.1%
- CC/Ca..............   0.5%
- C/C................   0.3%
- Non-Rated..........   4.3%
- Other..............   0.3%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending June 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/00                                                                             0.05
2/00                                                                             0.05
3/00                                                                             0.05
4/00                                                                             0.05
5/00                                                                             0.05
6/00                                                                             0.05

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       JUNE 30, 2000                    DECEMBER 31, 1999
                                                                       -------------                    -----------------
Utilities                                                                  15.10                              14.60
Raw Materials/Processing Industries                                         9.40                               5.80
Consumer Services                                                           8.50                              13.90
Consumer Distribution                                                       5.00                               4.20
Transportation                                                              2.70                               3.20

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1990 through June 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/90                                                                       7.5800                             6.8800
                                                                           7.0700                             5.6300
                                                                           6.6600                             5.6300
                                                                           7.0500                             6.3800
6/91                                                                       7.2800                             7.0000
                                                                           7.5700                             7.5000
                                                                           7.7000                             7.3800
                                                                           7.8500                             7.7500
6/92                                                                       7.9300                             8.1300
                                                                           8.0300                             8.2500
                                                                           7.8500                             7.6300
                                                                           8.0300                             7.8800
6/93                                                                       8.1700                             8.1300
                                                                           8.0800                             7.2500
                                                                           8.1600                             7.7500
                                                                           7.9200                             7.0000
6/94                                                                       7.7200                             7.0000
                                                                           7.4300                             7.2500
                                                                           7.2800                             6.5000
                                                                           7.5000                             7.2500
6/95                                                                       7.7600                             7.2500
                                                                           7.8400                             7.3800
                                                                           7.9400                             7.2500
                                                                           7.8100                             7.3800
6/96                                                                       7.7000                             7.2500
                                                                           7.8400                             7.2500
                                                                           7.9800                             7.5000
                                                                           7.5000                             7.5000
6/97                                                                       7.9700                             7.6900
                                                                           8.1000                             7.6900
                                                                           8.0500                             8.0000
                                                                           8.1800                             8.1900
6/98                                                                       8.1700                             7.8100
                                                                           7.8700                             7.6300
                                                                           7.8400                             7.7500
                                                                           7.7500                             7.0000
6/99                                                                       7.5100                             6.8800
                                                                           7.3900                             6.3800
                                                                           7.2500                             5.6900
                                                                           7.2300                             6.1875
6/00                                                                       7.1200                             6.5625

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY PETER EHRET, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE JUNE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. HE IS JOINED BY PORTFOLIO MANAGER TED MUNDY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The year began quietly, with a
weak overall bond market. Investors appeared to be taking a cautious approach to the new year, even though the much-anticipated year 2000 transition turned out to be a non-event. Market participants instead turned their attention to the government's plan to buy back long-term Treasury debt and to the Federal Reserve Board's continued efforts to slow the economy by increasing key short-term lending rates.

    Consequently, short-term interest rates rose, eventually creating an "inverted" yield curve, meaning that short-term rates were higher than long-term rates. At the same time, the ongoing government buyback program and overall reduced issuance of bonds had the effect of reducing the supply of Treasuries. This created an exceptionally wide yield differential between Treasury securities and mortgage-backed securities.

    Within the corporate bond market, particularly the high-yield sector, sluggish trading and a slow calendar for new bond issuance during the month of January set a lackluster tone for the high-yield market that persisted until the latter weeks of the reporting period.

    Despite the relatively attractive yields available in the high-yield market, the high-profile stock market lured money away from the fixed-income sector. Overall, prices for high-yield bonds drifted lower as demand remained soft, regardless of the fundamental strength of many of the market's offerings.

    Also, credit quality remained a concern as the higher-than-average default rates we saw in 1999, along with uncertainties about the economy and the potential for further interest-rate hikes by the Fed, may have put investors on their guard. High-yield investors with short-term focus tend to get jittery when confronted with the threat of sharply higher interest rates, which can quickly slow the economy.

Should the economy slow too much, the resulting earnings pressures could make it more difficult for companies to meet their debt payment obligations. We believe all of these issues weighed on the market.

    For the six months through June 30, 2000, the trust had a total return of
21.02 percent based on market price, as compared to the average return of 2.63 percent for its peer group (the 16 funds within Lipper's General Corporate Bond--Closed-End Fund category). The trust's return reflects an increase in market price from $5.6875 per share on December 31, 1999, to $6.5625 per share on June 30, 2000. As a result of recent market activity, current performance may vary from the figures shown. Past performance is no guarantee of future results.

    The trust also continued to provide shareholders with an attractive dividend. Its monthly dividend of $0.0500 per share translates to a distribution rate of 9.14 percent based on the trust's closing market price on June 30, 2000. Please refer to the chart and footnotes on page 4 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE TRUST DURING THIS PERIOD?

A   The inverted yield curve and the
changing yield dynamics of the government sector (which includes Treasury, agency, and mortgage bonds) made us rethink the trust's portfolio allocations somewhat, but we believe we were able to strike a balance that will serve the portfolio well as we go forward. We began the period with a bias toward the Treasury market, but over the period we became more confident in the prospects for mortgage-backed securities.

    On the corporate side, we've been cautious about the ability of high-yield investments to withstand fiercely competitive market conditions. Many companies have great difficulty maintaining profit margins, given the threat of losing customers. Consequently, as companies lose their pricing power, high levels of profitability are hard to sustain, accentuating the potential credit-quality risks inherent to this type of investment. This was particularly true in the transportation, food, and textile sectors, where profit margins for many firms have been shrinking.

    Other sectors, such as the automotive industry, also ran up against shifting investor expectations. While the long-term prospects for auto sales remain positive, many investors expect the economy to slow and drag down auto sales. In the steel industry, companies are facing rising imports, as well as the potential for a slowing economy.

    We also found that the low volume of new bond issuance in the high-yield arena made it challenging to find suitable new investment opportunities. As such, our focus was mostly on the secondary market during the period.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN REPOSITIONING THE PORTFOLIO?

A   The portfolio is a mix of
government securities, including mortgage-backed securities, and higher-yielding, lower-rated corporate bonds. During the period, we maintained an allocation of roughly 53 percent of the trust's net assets in high-yield bonds and cash, and about 47 percent in the government sector. Within the government sector, we increased the trust's holdings in mortgage-backed securities, which accounted for slightly more than half of the government portion of the portfolio at the end of the reporting period. Much of this shift occurred as the prices on mortgage-backed securities became highly attractive relative to Treasuries.

    Overall, we continued to broaden the diversification of the portfolio, increasing the number of the trust's investments within various sectors and moving into a wider range of sectors overall. To further diversify the trust's holdings, we moved into selected foreign issues, including Canadian and European media and communications firms, and also added a small exposure to Latin American issues. In addition, we added some shorter-term securities to the portfolio as a defensive strategy. But, as always, we focused our credit-research expertise on making selective choices in the more speculative areas of the markets.

    We tried to anticipate declining sectors and were successful in reducing the trust's North American cable holdings before they began to weaken. We also trimmed some chemicals exposure that otherwise would have detracted from the trust's performance. Although automotive and transportation securities had a negative impact on the trust, we believe at this time that we'll probably maintain these positions through their current problems in the hopes of being rewarded with better prices. Finally, steel holdings detracted from trust performance due to pressure from imports and the potentially slowing U.S. economy.

    Some of the sectors that boosted the trust's performance and continue to look attractive include energy--particularly exploration, refining, and oil services--and telecommunications, which is a dynamic, innovative industry with very strong growth prospects. We added to the trust's positions in these sectors and believe they have the potential to provide excellent performance. The trust was also helped by some companies that paid significant premiums to buy back their bonds. Keep in mind that not all securities in the portfolio performed favorably, and there is no guarantee that any of these securities will perform well or will be held by the trust in the future.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE TRUST IN THE MONTHS AHEAD?

A   The strength of the economy will
be a key factor in the performance of the bond market. Clear signs indicate that the pace of economic activity in the United States is moderating: the housing and manufacturing sectors have cooled, and consumer spending has leveled off from its pace of a year earlier. Importantly, core inflation (which excludes the volatile food and energy sectors) remains subdued. As such, the Fed's campaign of rate hikes may be nearing an end.

    At this time, we see plenty of good companies that should continue to perform well and provide strong investment opportunities within the high-yield market. While we expect that headlines will continue to publicize the market's relatively high default rate, we believe the market has already largely identified those companies likely to fail and priced their bonds accordingly. With that in mind, we are optimistic, from a total return standpoint, about the market's potential.

    We expect a slow to moderate pace of new bond issuance. Most likely, we'll see enough activity to absorb the market demand for high-yield bonds in the near term. This demand is expected to remain tentative.

    While we plan to keep the trust's portfolio as close to fully invested as is feasible, we will remain cautious and selective, focusing on promising sectors with strong underlying fundamentals. We are particularly encouraged by the prospects for the telecommunications industry, such as wireless, cable, and satellite services, where consumer demand continues to be vigorous.

    Finally, we anticipate that mortgage-backed securities will continue to outperform Treasuries, and we believe the stage may be set for improved returns in the high-yield market, given its prolonged period of weak performance. We expect to maintain an emphasis on these sectors. The spread between the yields on high-yield bonds and comparable Treasury bonds has widened substantially over the past six months, indicating that carefully selected high-yield bond issues may prove to hold significant value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT-QUALITY RISK: The possibility that a bond issuer will fail to pay the principal or interest in a timely manner.

DEFAULT: The failure to make required debt payments on time.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

HIGH-YIELD BOND: A bond with a speculative credit rating equal to or lower than BB (S&P) or Ba (Moody's).

PROFIT MARGIN: A measure of a company's efficiency, determined by dividing net income by net sales during the past 12 months.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

TOTAL RETURN: The annual rate of return on a bond, taking into account interest income plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                        COUPON          MATURITY          VALUE
          DOMESTIC CORPORATE BONDS (US $)  39.3%
          COMPUTER SOFTWARE/SERVICES  2.2%
$  250    Exodus Communications Inc.,
          144A--Private Placement (a)
          (d).............................     11.625%       07/15/10       $    250,625
   400    Globix Corp. ...................     12.500        02/01/10            332,000
 1,160    PSINET, Inc. ...................     11.500        11/01/08          1,096,200
   720    Verio, Inc. ....................     10.375        04/01/05            768,600
                                                                            ------------
                                                                               2,447,425
                                                                            ------------
          CONSUMER DISTRIBUTION  3.8%
   300    Amazon.Com. Inc. (b)............   0/10.000        05/01/08            165,000
   500    Aurora Foods, Inc., Ser D.......      9.875        02/15/07            290,000
   500    Big 5 Corp., Ser B..............     10.875        11/15/07            462,500
   795    Chiquita Brands International,
          Inc. ...........................     10.000        06/15/09            612,150
   375    Del Monte Corp. ................     12.250        04/15/07            395,625
   400    Fleming Cos., Inc. .............     10.625        12/15/01            398,000
   150    K-Mart Corp. ...................      8.375        12/01/04            143,062
   500    Luigino's, Inc. ................     10.000        02/01/06            397,500
   140    Musicland Group.................      9.000        06/15/03            130,550
   350    National Wine & Spirits,
          Inc. ...........................     10.125        01/15/09            339,500
   600    Pantry, Inc. ...................     10.250        10/15/07            571,500
   360    Pathmark Stores, Inc. (c) (f)...     11.625        06/15/02             90,000
   140    Pathmark Stores, Inc. (c) (f)...     12.625        06/15/02             35,000
 1,250    Pathmark Stores, Inc. (c) (f)...     10.750        11/01/03             87,500
                                                                            ------------
                                                                               4,117,887
                                                                            ------------
          CONSUMER DURABLES  0.9%
 1,000    Sleepmaster LLC, Ser B..........     11.000        05/15/09            950,000
                                                                            ------------

          CONSUMER SERVICES  7.6%
   750    AMFM Inc./Capstar
          Broadcasting (b)................   0/12.750        02/01/09            690,000
   150    Argosy Gaming Co. ..............     10.750        06/01/09            155,250
 1,250    Booth Creek Ski Holdings, Inc.,
          Ser B...........................     12.500        03/15/07            912,500
   600    Casino Magic Louisiana Corp.,
          Ser B...........................     13.000        08/15/03            642,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                        COUPON          MATURITY          VALUE
          CONSUMER SERVICES (CONTINUED)
$  910    Charter Communication Hldgs,
          LLC.............................      8.250%       04/01/07       $    807,625
   175    Classic Cable, Inc., Ser B......      9.375        08/01/09            152,250
   300    Echostar DBS Corp. .............      9.250        02/01/06            289,500
   750    Frontiervision Holdings L.P.
          (b).............................   0/11.875        09/15/07            649,687
   250    Frontiervision Holdings L.P.,
          Ser B (b).......................   0/11.875        09/15/07            216,563
   500    Isle of Capri Casinos, Inc. ....      8.750        04/15/09            462,500
   300    James Cable Partners L.P., Ser
          B...............................     10.750        08/15/04            289,500
   275    Majestic Star Casino LLC, Ser
          B...............................     10.875        07/01/06            228,250
   500    Muzak LLC.......................      9.875        03/15/09            460,000
   365    Northland Cable Television,
          Inc. ...........................     10.250        11/15/07            304,775
 1,000    Park N View, Inc., Ser B........     13.000        05/15/08            320,000
   180    Park Place Entertainment
          Corp. ..........................      7.875        12/15/05            170,100
   375    Premier Parks, Inc. ............      9.250        04/01/06            358,125
   250    Sinclair Broadcast Group........     10.000        09/30/05            241,250
   500    Tele-Communications, Inc. ......      9.250        01/15/23            533,672
   225    United International Holdings,
          Inc., Ser B (b).................   0/10.750        02/15/08            159,750
   250    Young America Corp., Ser B......     11.625        02/15/06            155,000
                                                                            ------------
                                                                               8,198,297
                                                                            ------------
          ENERGY  2.0%
   280    Chesapeake Energy Corp., Ser
          B...............................      9.625        05/01/05            274,400
   250    Frontier Oil Corp. .............     11.750        11/15/09            252,500
   515    KCS Energy, Inc., Ser B (c)
          (f).............................     11.000        01/15/03            478,950
   250    Pioneer Americas Acquisition
          Corp., Ser B....................      9.250        06/15/07            165,000
   250    Pioneer Natural Resources
          Co. ............................      9.625        04/01/10            256,875
   300    R & B Falcon Corp. .............      9.500        12/15/08            303,000
   500    R & B Falcon Corp., Ser B.......      6.500        04/15/03            466,250
                                                                            ------------
                                                                               2,196,975
                                                                            ------------
          FINANCE  1.7%
 1,250    Americo Life, Inc. (e)..........      9.250        06/01/05          1,181,250
   500    Americredit Corp. ..............      9.250        02/01/04            485,000
   225    Labranche & Co. Inc., 144A--
          Private Placement (a)...........     12.000        03/01/07            223,875
                                                                            ------------
                                                                               1,890,125
                                                                            ------------
          HEALTHCARE  1.2%
   250    HEALTHSOUTH Corp. ..............      9.500        04/01/01            251,250
   250    Iaisis Healthcare Corp., 144A--
          Private Placement (a)...........     13.000        10/15/09            250,000

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                        COUPON          MATURITY          VALUE
          HEALTHCARE (CONTINUED)
$  550    Oxford Health Plans, Inc. ......     11.000%       05/15/05       $    570,625
   250    Tenet Healthcare Corp. .........      8.000        01/15/05            241,875
                                                                            ------------
                                                                               1,313,750
                                                                            ------------
          PRODUCER MANUFACTURING  1.3%
   200    Compass Aerospace Corp. ........     10.125        04/15/05             22,000
   250    Del Webb Corp. .................      9.750        03/01/03            236,250
   250    Eagle-Picher Industries,
          Inc. ...........................      9.375        03/01/08            212,500
   810    IMO Industries, Inc. ...........     11.750        05/01/06            814,050
   135    W. R. Carpenter of North America
          Inc. ...........................     10.625        06/15/07             29,700
   250    Waxman Industries, Inc., Ser
          B...............................     12.750        06/01/04            113,750
                                                                            ------------
                                                                               1,428,250
                                                                            ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  7.3%
 1,010    Aetna Industries, Inc. .........     11.875        10/01/06            888,800
   250    Anvil Knitwear, Inc., Ser B.....     10.875        03/15/07            220,625
   250    Cambridge Industries, Inc., Ser
          B (c)...........................     10.250        07/15/07             76,250
   850    Consoltex Group, Inc., Ser B....     11.000        10/01/03            777,750
   250    Delta Mills Inc., Ser B.........      9.625        09/01/07            211,250
   500    Doe Run Resources Corp., Ser
          B...............................     11.250        03/15/05            195,000
   500    Dyersburg Corp., Ser B..........      9.750        09/01/07             50,000
   275    Fonda Group, Inc., Ser B........      9.500        03/01/07            217,250
   750    GS Technologies Operating,
          Inc. ...........................     12.000        09/01/04            247,500
   150    Hadco Corp. ....................      9.500        06/15/08            151,312
   250    Hydrochem Industrial Services,
          Inc., Ser B.....................     10.375        08/01/07            191,250
   100    ISP Holdings, Inc., Ser B.......      9.750        02/15/02             97,000
 1,000    Kaiser Aluminum & Chemical,
          Inc. ...........................      9.875        02/15/02            960,000
   500    Outsourcing Services Group
          Inc. ...........................     10.875        03/01/06            402,500
   670    Printpack, Inc., Ser B..........     10.625        08/15/06            626,450
   750    Radnor Holdings, Corp., Ser B...     10.000        12/01/03            671,250
   250    Republic Technologies
          International, Inc. ............     13.750        07/15/09             46,250
   500    Scovill Fasteners, Inc. ........     11.250        11/30/07            225,000
   500    Sweetheart Cup, Inc. ...........     10.500        09/01/03            460,000
   250    Tekni-Plex Inc., 144A--Private
          Placement (a)...................     12.750        06/15/10            251,250
   335    Venture Trust, Ser B............      9.500        07/01/05            244,550
   735    Venture Trust...................     12.000        06/01/09            404,250

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                        COUPON          MATURITY          VALUE
          RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
$  450    WHX Corp. ......................     10.500%       04/15/05       $    342,000
                                                                            ------------
                                                                               7,957,487
                                                                            ------------
          TRANSPORTATION  1.3%
   500    Atlas Air, Inc. ................     10.750        08/01/05            510,000
   200    Atlas Air, Inc. ................      9.250        04/15/08            192,000
   999    Greyhound Lines, Inc., Ser B....     11.500        04/15/07            729,270
                                                                            ------------
                                                                               1,431,270
                                                                            ------------
          UTILITIES  10.0%
   300    AES Corp. ......................      9.500        06/01/09            294,000
   425    Airgate PCS, Inc. (b)...........   0/13.500        10/01/09            246,500
   250    Calpine Corp. ..................      9.250        02/01/04            250,000
   400    Centennial Cellular Operating
          Co. ............................     10.750        12/15/08            392,000
 1,000    Crown Castle International Corp.
          (b).............................   0/10.625        11/15/07            747,500
   250    Dobson Communications Corp.,
          144A--Private Placement (a).....     10.875        07/01/10            253,125
   480    E. Spire Communications, Inc.
          (b).............................   0/13.000        11/01/05            230,400
   495    Focal Communications Corp.,
          144A--Private Placement (a).....     11.875        01/15/10            495,000
    55    GST Telecommunications, Inc.,
          144A--Private Placement (a) (b)
          (c) (f).........................   0/13.875        12/15/05              1,100
   250    ICG Holdings, Inc. (b)..........   0/13.500        09/15/05            241,250
 1,170    Intermedia Communications, Inc.
          (b) (e).........................   0/12.500        05/15/06          1,111,500
   425    IPCS Inc., 144A--Private
          Placement (a) (b) (d)...........   0/14.000        07/15/10            215,802
   515    Metromedia Fiber Network,
          Inc. ...........................     10.000        12/15/09            507,275
   750    MGC Communications, Inc., Ser
          B...............................     13.000        10/01/04            802,500
   300    Nextel Communications, Inc. ....      9.375        11/15/09            288,750
   480    Nextlink Communications, Inc....     10.500        12/01/09            472,800
 1,000    NTL Inc., Ser B (b).............   0/11.500        02/01/06            925,000
   160    Pegasus Communications Corp.,
          Ser B...........................      9.625        10/15/05            155,200
   750    Price Communications Wireless...     11.750        07/15/07            808,125
   175    Primus Telecommunications
          Group...........................     11.750        08/01/04            140,875
   240    Primus Telecommunications
          Group...........................     11.250        01/15/09            188,400
   750    SBA Communications Corp. (b)....   0/12.000        03/01/08            534,375
 1,000    Startec Global Communications...     12.000        05/15/08            805,000
   500    Triton PCS, Inc. (b)............   0/11.000        05/01/08            366,250

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                        COUPON          MATURITY          VALUE
          UTILITIES (CONTINUED)
$  190    US Unwired Inc., Ser B (b)......   0/13.375%       11/01/09       $    105,450
   275    Williams Communications Group,
          Inc. ...........................     10.700        10/01/07            275,000
                                                                            ------------
                                                                              10,853,177
                                                                            ------------

          TOTAL DOMESTIC CORPORATE BONDS (US $)  39.3%....................    42,784,643
                                                                            ------------

          FOREIGN BONDS AND DEBT SECURITIES (US $)  10.0%
          ARGENTINA  0.4%
   500    Disco SA........................      9.125        05/15/03            461,250
                                                                            ------------

          BERMUDA  1.0%
   670    Global Crossing Holdings Ltd....      9.125        11/15/06            644,875
   750    Pegasus Shipping Hellas Ltd. (c)
          (f).............................     11.875        11/15/04            277,500
   250    Sea Containers Ltd., Ser B......     12.500        12/01/04            202,500
                                                                            ------------
                                                                               1,124,875
                                                                            ------------
          BRAZIL  0.6%
   230    Mrs Logistica, Ser B, 144A--
          Private Placement (a)...........     10.625        08/15/05            182,275
   500    Multicanal Participacoes, Ser
          B...............................     12.625        06/18/04            510,000
                                                                            ------------
                                                                                 692,275
                                                                            ------------
          CANADA  2.8%
   200    360Networks Inc., 144A--Private
          Placement (a)...................     13.000        05/01/08            199,000
   775    Acetex Corp. ...................      9.750        10/01/03            732,375
 1,000    Clearnet Communications, Inc.
          (b).............................   0/14.750        12/15/05          1,035,000
   250    Doman Industries Ltd. (d).......     12.000        07/01/04            252,500
   184    Hurricane Hydrocarbons Ltd.,
          144A--Private Placement (a).....     16.000        12/31/01            178,643
   500    Microcell Telecommunications,
          Ser B (b).......................   0/14.000        06/01/06            462,500
   250    Repap New Brunswick, Inc. ......      9.000        06/01/04            240,000
                                                                            ------------
                                                                               3,100,018
                                                                            ------------
          CHINA  0.5%
 1,000    Cathay International Ltd.,
          144A--Private Placement (a).....     13.000        04/15/08            520,000
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                        COUPON          MATURITY          VALUE
          MEXICO  1.3%
$  500    Cemex SA de CV, 144A--Private
          Placement (a)...................      9.250%       06/17/02       $    508,750
   750    Gruma SA de CV..................      7.625        10/15/07            626,250
   250    Vicap SA........................     10.250        05/15/02            238,125
                                                                            ------------
                                                                               1,373,125
                                                                            ------------
          NETHERLANDS  1.0%
   500    Hermes Europe Railtel BV........     10.375        01/15/09            412,500
   435    Netia Holdings BV, Ser B (b)....   0/11.250        11/01/07            291,450
   250    Netia Holdings BV, Ser B........     10.250        11/01/07            208,750
   275    United Pan Europe Communication,
          Ser B (b).......................   0/12.500        08/01/09            138,875
                                                                            ------------
                                                                               1,051,575
                                                                            ------------
          SINGAPORE  0.2%
   250    Flextronics International Ltd.,
          Ser B...........................      8.750        10/15/07            240,625
                                                                            ------------

          SWEDEN  0.5%
   500    Stena AB........................     10.500        12/15/05            492,500
                                                                            ------------

          UNITED KINGDOM  1.7%
   300    Cenargo International PLC.......      9.750        06/15/08            222,000
   250    Diamond Cable Communication Co.
          (b).............................   0/11.750        12/15/05            238,750
 1,000    Filtronic PLC...................     10.000        12/01/05            875,000
   500    Telewest Communications PLC.....     11.000        10/01/07            476,250
                                                                            ------------
                                                                               1,812,000
                                                                            ------------

          TOTAL FOREIGN BONDS AND DEBT SECURITIES (US $)  10.0%...........    10,868,243
                                                                            ------------
          U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  46.9%
 5,000    Federal Farm Credit Bank
          Consolidated Medium Term
          Notes...........................      6.375        08/06/07          4,762,900
 2,971    Federal National Mortgage
          Association Pool................      6.500    07/01/14-03/01/15     2,864,873
 4,585    Federal National Mortgage
          Association Pool................      7.000    04/01/15-04/01/30     4,465,985
 1,000    Federal National Mortgage
          Association Pool 15 YR (d)......      7.500           TBA              996,250

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                        COUPON          MATURITY          VALUE
          U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
$9,758    Government National Mortgage
          Association Pool................      6.500%   01/15/28-08/15/29  $  9,257,169
 4,166    Government National Mortgage
          Association Pool................      7.500    07/15/23-09/15/29     4,143,045
 2,614    Government National Mortgage
          Association Pool................      8.000    03/15/17-10/15/22     2,647,605
   952    Government National Mortgage
          Association Pool................      8.500    01/15/23-12/15/24       976,594
 1,854    Government National Mortgage
          Association Pool................      9.000    05/15/16-12/15/24     1,922,765
   348    Government National Mortgage
          Association Pool................      9.500    11/15/09-06/15/19       361,991
 3,500    U.S. Treasury Bonds.............      7.250        05/15/16          3,853,220
 3,000    U.S. Treasury Bonds.............      7.500        11/15/16          3,381,480
 9,000    U.S. Treasury Bonds.............      8.875        02/15/19         11,565,180
                                                                            ------------

          TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS.........    51,199,057
                                                                            ------------

EQUITIES (US $)  0.3%
Airgate PCS, Inc. (52 Common Shares) (c)....................         2,733
American Telecasting, Inc., 144A--Private Placement (250
Common Stock Warrants) (a)..................................           250
AT & T Canada Inc., Class B--ADR (Canada) (857 Common
Shares) (c).................................................        28,442
Dairy Mart Convenience Stores, Inc. (1,666 Common Stock
Warrants) (c)...............................................         1,416
HF Holdings Inc. (5,260 Common Stock Warrants) (c)..........         5,786
McLeodUSA, Inc. (8,487 Common Shares) (c)...................       175,575
NTL, Inc., 144A--Private Placement (1,188 Common Stock
Warrants) (a) (c)...........................................        83,155
Optel, Inc., Ser B, 144A--Private Placement (500 Common
Shares) (a) (c).............................................           500
Park N View, Inc., 144A--Private Placement (1,000 Common
Stock Warrants) (a) (c).....................................           250
Signature Brands, Inc. (500 Common Stock Warrants) (c)......        10,750
Star Gas Partners L.P. (143 Limited Partnership Interest
Units)......................................................         2,199
Startec Global Communications, 144A--Private Placement
(1,000 Common Stock Warrants) (a) (c).......................         4,000
Superior National Capital Trust I (2,500 Exchange Preferred
Securities).................................................        26,250
                                                              ------------

TOTAL EQUITIES..............................................       341,306
                                                              ------------

TOTAL LONG-TERM INVESTMENTS  96.5%
(Cost $114,654,215).........................................   105,193,249

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

DESCRIPTION                                                   MARKET VALUE
REPURCHASE AGREEMENT  3.0%
Bank of America ($3,225,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated
06/30/00, to be sold on 07/03/00 at $3,226,841)
(Cost $3,225,000)...........................................  $  3,225,000
                                                              ------------
TOTAL INVESTMENTS  99.5%
(Cost $117,879,215).........................................   108,418,249
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.................       550,658
                                                              ------------

NET ASSETS  100.0%..........................................  $108,968,907
                                                              ============

ADR--American Depositary Receipt

TBA--To be announced, maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

(a) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933, as amended. These securities may only be resold registration which are normally transactions with qualified institutional buyers.

(b) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

(c) Non-income producing security as security is in default.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(f) This borrower has filed for protection in federal bankruptcy court.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $117,879,215).......................  $108,418,249
Receivables:
  Interest..................................................     2,056,799
  Investments Sold..........................................       334,883
Other.......................................................        18,669
                                                              ------------
    Total Assets............................................   110,828,600
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,714,146
  Investment Advisory Fee...................................        58,038
  Reports to Shareholders...................................        20,485
  Administrative Fee........................................        18,476
  Affiliates................................................         2,003
Trustees' Deferred Compensation and Retirement Plans........        37,430
Accrued Expenses............................................         9,115
                                                              ------------
    Total Liabilities.......................................     1,859,693
                                                              ------------
NET ASSETS..................................................  $108,968,907
                                                              ============
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares
  authorized, 15,308,194 shares issued and outstanding).....  $122,340,720
Accumulated Undistributed Net Investment Income.............       695,227
Accumulated Net Realized Loss...............................    (4,606,074)
Net Unrealized Depreciation.................................    (9,460,966)
                                                              ------------
NET ASSETS..................................................  $108,968,907
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($108,968,907 divided by
  15,308,194 shares outstanding)............................  $       7.12
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 5,043,384
Other.......................................................       31,703
                                                              -----------
    Total Income............................................    5,075,087
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      356,025
Administrative Fee..........................................       54,773
Trustees' Fees and Related Expenses.........................       16,335
Custody.....................................................        6,548
Legal.......................................................        1,600
Other.......................................................       79,636
                                                              -----------
    Total Expenses..........................................      514,917
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,560,170
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (647,535)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (8,056,116)
  End of the Period.........................................   (9,460,966)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,404,850)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,052,385)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,507,785
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2000 and the Year Ended
December 31, 1999 (Unaudited)

                                                      SIX MONTHS ENDED    YEAR ENDED
                                                       JUNE 30, 2000   DECEMBER 31, 1999
                                                      ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................      $  4,560,170     $  9,786,650
Net Realized Loss.................................          (647,535)      (1,758,573)
Net Unrealized Depreciation During the Period.....        (1,404,850)      (7,772,541)
                                                        ------------     ------------
Change in Net Assets from Operations..............         2,507,785          255,536

Distributions from Net Investment Income..........        (4,592,458)      (9,184,551)
                                                        ------------     ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................        (2,084,673)      (8,929,015)
NET ASSETS:
Beginning of the Period...........................       111,053,580      119,982,595
                                                        ------------     ------------
End of the Period (Including accumulated
undistributed net investment income of $695,227
and $727,515, respectively).......................      $108,968,907     $111,053,580
                                                        ============     ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                          SIX MONTHS ENDED    ---------------------------
                                           JUNE 30, 2000       1999       1998      1997
                                          -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................      $ 7.254         $ 7.838    $8.050    $7.926
                                              -------         -------    ------    ------
  Net Investment Income.................         .298            .639      .657      .663
  Net Realized and Unrealized
    Gain/Loss...........................        (.134)          (.623)    (.224)     .183
                                              -------         -------    ------    ------
Total from Investment Operations........         .164            .016      .433      .846
Less Distributions from Net Investment
  Income................................         .300            .600      .645      .722
                                              -------         -------    ------    ------
NET ASSET VALUE, END OF THE PERIOD......      $ 7.118         $ 7.254    $7.838    $8.050
                                              =======         =======    ======    ======

Market Price Per Share at End of the
  Period................................      $6.5625         $5.6875    $7.750    $8.000
Total Investment Return at Market
  Price (a) (c).........................       21.02%*        -19.81%     5.05%    16.97%
Total Return at Net Asset
  Value (b) (c).........................        2.38%*         -0.11%     5.51%    11.32%
Net Assets at End of the Period (In
  millions).............................      $ 109.0         $ 110.9    $120.0    $123.1
Ratio of Expenses to Average Net
  Assets................................         .94%            .95%      .96%      .91%
Ratio of Net Investment Income to
  Average Net Assets....................        8.33%           8.46%     8.17%     8.32%
Portfolio Turnover......................          32%*            28%       47%       55%

 *  Non-annualized

(a) Total Investment Return at Market Price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total Return at Net Asset Value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Prior to fiscal year end 1992, this was not a required disclosure.

YEAR ENDED DECEMBER 31,
--------------------------------------------------------
      1996     1995     1994     1993     1992     1991
--------------------------------------------------------
     $ 7.94   $ 7.28   $ 8.15   $ 7.85   $ 7.70   $ 6.66
     ------   ------   ------   ------   ------   ------
       .658      .65      .65      .78     .845      .88
      (.011)    .655   (.8577)    .285    .1625     1.05
     ------   ------   ------   ------   ------   ------
       .647    1.305   (.2077)   1.065   1.0075     1.93
       .661     .645    .6623     .765    .8575      .89
     ------   ------   ------   ------   ------   ------
     $7.926   $ 7.94   $ 7.28   $ 8.15   $ 7.85   $ 7.70
     ======   ======   ======   ======   ======   ======

     $7.500   $7.250   $6.500   $7.750   $7.625   $7.375
     12.95%   21.83%   -8.06%   11.82%   15.22%       --
      8.61%   19.13%   -2.08%   14.36%   13.61%       --
     $121.2   $121.4   $111.4   $124.7   $119.6   $116.3
      1.00%     .94%     .96%    1.00%     .99%    1.03%
      8.40%    8.50%    7.94%    8.99%   10.71%   12.11%
        36%      34%      45%      53%      54%      50%

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of U.S. Government securities and in corporate fixed income securities, including high-yielding, lower rated or nonrated securities believed not to involve undue risk to income or principal.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices or, if not available, at their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Trust investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At June 30, 2000, debt securities rated below investment grade and comparable unrated securities represented approximately 50% of the long-term investment portfolio.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is accreted over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $3,516,168 which will expire between December 31, 2002 and December 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $117,910,733, the aggregate gross unrealized appreciation is $1,898,311 and the aggregate gross unrealized depreciation is $11,390,795, resulting in net unrealized depreciation on long- and short-term investments of $9,492,484.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends monthly from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

include short-term capital gains, which are included in ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average weekly net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .10% of the first $250 million and .05% of the amount in excess of $250 million of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and providing certain services to shareholders.

    For the six months ended June 30, 2000, the Trust recognized expenses of approximately $1,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended June 30, 2000, the Trust recognized expenses of approximately $5,300 representing Van Kampen's cost of providing accounting services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $35,826,734 and $34,154,878, respectively.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT

EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

The Joint Annual Meeting of Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the selection of the independent auditors.

1) With regard to the election of the following trustees by common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Theodore A. Myers.....................................  12,865,501            221,494
Richard F. Powers, Ill................................  12,879,543            207,452
Hugo F. Sonnenschein..................................  12,872,843            214,152

The other trustees of the Trust whose terms did not expire in 2000 are: David C. Arch, Howard J Kerr, Rod Dammeyer, and Wayne W. Whalen.

2) With regard to the ratification of Deloitte & Touche LLP as independent auditors for the Trust, 12,905,339 shares were voted in favor of the proposal, 52,536 shares were voted against, and 129,120 shares were abstained from voting.